Filed pursuant to Rule 497(c)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG GW&K Core Bond Fund

Supplement dated March 1, 2019 to the Prospectus and Statement of Additional Information, each dated March 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Core Bond Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective on or about May 1, 2019 (the “Implementation Date”), the Fund’s name will change from AMG GW&K Core Bond Fund to AMG GW&K Core Bond ESG Fund and the Fund’s investment objective, principal investment strategies and principal risks will change as described below.

Effective on the Implementation Date, the Prospectus is revised as follows:

All references to AMG GW&K Core Bond Fund are replaced with AMG GW&K Core Bond ESG Fund.

The section under “Summary of the Funds – AMG GW&K Core Bond Fund” titled “Investment Objective” on page 9 is deleted and replaced with the following:

The AMG GW&K Core Bond ESG Fund’s (the “Fund”) investment objective is to generate income and capital appreciation.

The section under “Summary of the Funds – AMG GW&K Core Bond Fund” titled “Principal Investment Strategies” on page 9 is deleted and replaced with the following:

The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed income securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The term “bond” includes any debt or fixed income securities. The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; and state and local governments issuing taxable municipal securities. The Fund may also invest in asset-backed and mortgage-backed debt securities. In selecting potential investments for the Fund, GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) uses top-down research that focuses on managing duration, yield curve, credit quality, volatility and liquidity, as well as bottom-up research that focuses on fundamental analysis, valuation analysis and technical analysis.

While the Fund may purchase debt securities of any duration, the Fund currently intends to primarily invest in debt securities so that the overall duration of the Fund’s portfolio will remain +/- 20% of the duration of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2018, the duration of the benchmark was 5.86 years. The average duration of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.

In selecting debt securities issued by public and private U.S. companies and state and local governments issuing taxable municipal securities, GW&K gives special consideration to ESG criteria. GW&K employs a pragmatic approach in applying ESG factors into the firm’s investment analysis processes, and GW&K may adjust its assessment of an investment based on a number of considerations. As part of GW&K’s research process, GW&K recognizes ESG factors as key considerations among many other fundamental, technical and valuation factors in making investment decisions. GW&K recognizes that the relative impact of ESG factors on performance may vary across industries and regions, but the firm believes that responsible corporate behavior with respect to ESG factors can lead to positive and sustainable long-term financial performance.

As part of GW&K’s ESG process, GW&K uses proprietary, internal research and analysis, and also subscribes to various independent third party research providers that provide corporate ESG research. GW&K seeks to identify issuers that GW&K believes are leaders in effectively addressing exposure to ESG risks through robust business practices, policies and programs, or issuers that have more limited exposure to ESG risks. This process incorporates various factors that GW&K believes are relevant for a particular issuer, including industry exposure and issuer-specific factors.

Among the ESG criteria that GW&K considers when seeking to identify issuers under consideration for investment by the Fund are: environmental impact of products and services, carbon emissions, human rights, social impact of products and services, ethical business practices, governance considerations including board and senior management composition and practices, compliance with applicable laws and regulations and related best practices, and other standards.

The section under “Summary of the Funds – AMG GW&K Core Bond Fund” titled “Principal Risks” on page 10 is revised to reflect that the Fund is subject to the following additional principal risk:

ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

The section under “Additional Information About the Funds – AMG GW&K Core Bond Fund” titled “Additional Information About the Fund’s Principal Investment Strategies” on page 16 is deleted and replaced with the following:

GW&K serves as subadviser to the Fund and adheres to strict guidelines on issuers that it considers for investment. When deciding which securities to buy or sell, typically, GW&K:

•	Seeks companies that GW&K believes maintain sustainable competitive advantages and expects to benefit from emerging cyclical or secular drivers.

•	Identifies issuers and securities that GW&K believes are undervalued due to temporary or discrete events.

•	Uses top-down research that focuses on managing:

•	Duration

•	Yield Curve

•	Credit Quality

•	Volatility

•	Liquidity

•	Uses bottom-up research that focuses on:

•	Fundamental Analysis

•	Valuation Analysis

•	Technical Analysis

•	ESG Factor Analysis

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The term “bond” includes any debt or fixed income securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.

The section under “Additional Information About the Funds” titled “Summary of the Funds’ Principal Risks” on page 18 is revised to reflect that the Fund is subject to the following additional principal risk:

ESG Investing Risk

(AMG GW&K Core Bond ESG Fund)

Applying the Fund’s ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than performance, carries the risk that the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

In addition, effective on the Implementation Date, the SAI is revised as follows:

All references to AMG GW&K Core Bond Fund are replaced with AMG GW&K Core Bond ESG Fund.

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